Exhibit 99.3

RMG NETWORKS HOLDING CORPORATION

UP TO 7,741,909 SHARES OF COMMON STOCK
ISSUABLE UPON EXERCISE OF NON-TRANSFERABLE RIGHTS
TO SUBSCRIBE FOR SUCH SHARES

THE SUBSCRIPTION RIGHTS ARE EXERCISABLE UNTIL 5:00 P.M., NEW YORK CITY TIME,
ON DECEMBER 22, 2016, SUBJECT TO EXTENSION OR EARLIER TERMINATION.

November 30, 2016

To Securities Dealers, Commercial Banks,
Trust Companies and Other Nominees:

This letter is being distributed to securities dealers, commercial banks, trust companies and other nominees in connection with the rights offering (the “Rights Offering”) by RMG Networks Holding Corporation (the “Company”) of shares of common stock, par value $0.0001 per share (the “Common Stock”) of the Company, pursuant to non-transferable subscription rights (the “Rights”) distributed to all holders of record of shares of Common Stock on November 29, 2016 (the “Record Date”).  The Rights and Common Stock are described in the accompanying offering prospectus covering the Rights and the shares of Common Stock issuable upon their exercise dated November 30, 2016 (the “Prospectus Supplement”).

In the Rights Offering, the Company is offering an aggregate of 7,741,909 shares of Common Stock, as described in the Prospectus Supplement.

The Rights will expire, if not exercised prior to 5:00 p.m., New York City time, on December 22, 2016 (the “Expiration Date”), subject to extension or earlier termination.

As described in the Prospectus Supplement, each beneficial owner of shares of Common Stock registered in the name of such beneficial owner or the name of a nominee is entitled to 0.20991 of a Subscription Right for each share of the Common Stock that such Record Holder owned on the Record Date. Each whole Right allows the holder thereof to subscribe for one share of Common Stock (the “Basic Subscription Privilege”) at the cash price of $0.62 per share (the “Subscription Price”). For example, if a Rights holder owned 100 shares of Common Stock as of the Record Date, it would receive 20 Rights and would have the right to purchase 20 shares of Common Stock for the Subscription Price per share.

If a Rights holder purchases all of the shares of Common Stock available to it pursuant to its Basic Subscription Privilege, subject to certain limitations (including the allocation of certain shares not subscribed for pursuant to the Basic Subscription Privilege to certain standby purchasers) described in the Prospectus Supplement it may also exercise an oversubscription privilege (the “Oversubscription Privilege”) to purchase shares of Common Stock that are not purchased by holders through the exercise of their Basic Subscription Privileges at the Expiration Date (such shares, the “Unsubscribed Shares”). To the extent the number of the Unsubscribed Shares is not sufficient to satisfy all of the properly exercised Oversubscription Privilege requests, then the available shares will be prorated among those who properly exercised their Oversubscription Privilege based on the number of shares each rights holder subscribed for under the Oversubscription Privilege.

Each Rights holder will be required to submit payment in full for all the shares it wishes to buy with its Basic Subscription Privilege and its Oversubscription Privilege. Because the Company will not know the total number of Unsubscribed Shares prior to the Expiration Date, if a Rights holder wishes to maximize the number of shares it may purchase pursuant to the Rights holder’s Oversubscription Privilege, such holder will need to deliver payment in an amount equal to the aggregate Subscription Price for the maximum number of shares of Common Stock available to the Rights holder, assuming that no holders other than such Rights holder purchases any shares of Common Stock pursuant to the Basic Subscription Privilege and Oversubscription Privilege. Any excess subscription payments received by Broadridge Corporate Issuer Solutions, Inc. (the “Subscription Agent”) will be returned, without interest or penalty, promptly after the termination of the Rights Offering.

The Company can provide no assurances that each Rights holder will actually be entitled to purchase the number of shares of Common Stock issuable upon the exercise of its Oversubscription Privilege in full. The Company will not be able to satisfy a Rights holder’s exercise of the Oversubscription Privilege if the Rights Offering is subscribed in full, and the Company will only honor an Oversubscription Privilege to the extent sufficient shares of Common Stock are available following the exercise of subscription rights under the Basic Subscription Privileges and following the standby purchasers’ purchase of certain shares of Common Stock as described in the Prospectus Supplement, subject to the limitations set forth below:

•

To the extent the aggregate Subscription Price of the maximum number of Unsubscribed Shares available to a Rights holder pursuant to the Oversubscription Privilege is less than the amount the holder of Rights actually paid in connection with the exercise of the Oversubscription Privilege, the Rights holder will be allocated only the number of Unsubscribed Shares available to it promptly after the Expiration Date, and the Rights holder’s excess subscription payment received by the Subscription Agent will be returned, without interest or penalty, promptly after the Expiration Date.

•

To the extent the amount the Rights holder actually paid in connection with the exercise of the Oversubscription Privilege is less than or equal to the aggregate Subscription Price of the maximum number of Unsubscribed Shares available to the Rights holder pursuant to the Oversubscription Privilege, such Rights holder will be allocated the number of Unsubscribed Shares for which it actually paid in connection with the Oversubscription Privilege.

The Rights will be evidenced by a non-transferable Rights certificate (the “Rights Certificate”) registered in the Rights holder’s name or its nominee and will cease to have any value following the Expiration Date.

The Company is asking persons who hold shares of Common Stock beneficially and who have received the Rights distributable with respect to those shares through a broker, custodian bank, or other nominee, as well as persons who hold certificates of Common Stock directly and prefer to have such institutions effect transactions relating to the Rights on their behalf, to contact the appropriate institution or nominee and request it to effect the transactions for them. In addition, the Company is asking beneficial owners who wish to obtain a separate Rights Certificate to contact the appropriate nominee as soon as possible and request that a separate Rights Certificate be issued.

All commissions, fees and other expenses (including brokerage commissions and transfer taxes), other than fees and expenses of the Subscription Agent, incurred in connection with the exercise of the Rights will be for the account of the holder of the Rights, and none of such commissions, fees or expenses will be paid by the Company or the Subscription Agent.

Enclosed are copies of the following documents:

1. The Prospectus Supplement;

2. A letter to holders of the Rights as to the use of RMG Networks Holding Corporation Rights Certificates;

3. A form of letter which may be sent to your clients for whose accounts you hold shares of Common Stock registered in your name or the name of your nominee (including a Beneficial Owner Election Form), with an attached form of instruction (including a Notice of Guaranteed Delivery for Rights Certificates);

4. Nominee Holder Certification; and

5. A return envelope addressed to Broadridge Corporate Issuer Solutions, Inc., the Subscription Agent.

Your prompt action is requested. To exercise the Rights, you should deliver the properly completed and signed Nominee Holder Certification (or Notice of Guaranteed Delivery, if applicable), with payment of the Subscription Price in full for each share of Common Stock subscribed for pursuant to the Basic Subscription Privilege and the Oversubscription Privilege, to the Subscription Agent, as indicated in the Prospectus Supplement. The Subscription Agent must receive the Nominee Holder Certification (or Notice of Guaranteed Delivery, if applicable) with payment of the Subscription Price, including final clearance of any checks, prior to the Expiration Date. A Rights holder cannot revoke, change or cancel the exercise of its Rights. Rights not exercised prior to the Expiration Date will expire.

Additional copies of the enclosed materials may be obtained from Broadridge Corporate Issuer Solutions, Inc., the Information Agent. The Information Agent may be contacted by telephone ((855) 793-5068) or email (shareholder@broadridge.com). Any questions or requests for assistance concerning the rights offering should be directed to the Information Agent.

Very truly yours,

RMG Networks Holding Corporation